SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 8, 2007
(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction	(Commission File Number	(IRS Employer
of incorporation)		Identification No.)

610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)

(805) 688-6644
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Table of Contents
Item 7.01.  Regulation FD Disclosure
Item 9.01   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01   Regulation FD Disclosure.

Harrington West Financial Group, Inc. (Nasdaq: HWFG), the holding company for Los Padres Bank, FSB and its division Harrington Bank, today announced that Craig J. Cerny, Chairman and Chief Executive Officer, and Mark Larrabee, President of the Kansas Region and Chief Commercial Loan Officer, will be presenting at the Howe Barnes Bank Conference on August 13, 2007 at 2:10 p.m. (central daylight time) to be held at the Fairmont Hotel in Chicago. This 30 minute presentation on the HWFG’s core strategies and financial performance will be broadcast via the worldwide web.  The broadcast can be accessed by logging on to http://www.howebarnes.com.  Once on this page, participants will be directed to HWFG’s presentation. For those unable to listen to the live broadcast, a replay will be available for seven business days beginning one hour after the conclusion of the conference.

A copy of the press release is attached as Exhibit 99.1, a copy of the presentation is attached as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.
Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer